UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 18, 2001


                         Wichita Development Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
         (State or other jurisdiction of incorporation or organization)




              0-29383                                    88-0356200
              -------                                    ----------
      (Commission File Number)              (IRS Employer Identification Number)



                        c/o Richard D. Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)




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



ITEM 4. Changes in Registrant's Certifying Accountant

On September 18, 2000, Wichita Development Corporation ("the Company") terminated its relationship with Andersen Andersen & Strong, L.C. ("Andersen"), the principal accountant previously engaged to audit the Company's financial statements. Effective September 18, 2000, the Company retained Mantyla McReynolds ("Mantyla") as the principal accountants to replace Andersen. The Company had a good relationship with Andersen, but determined that it needed the services of a larger firm. The Company's board of directors approved the change of accountants from Andersen to Mantyla.

The audit reports of Andersen on the Company's financial statements for the fiscal year ending December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal year ending December 31, 1999 and the subsequent interim periods through September 18, 2000, the date of termination, the Company had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Andersen to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 1999, and the subsequent interim period through September 18, 2000, the date of termination, and prior to such appointment, the Company did not consult with Mantyla regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Mantyla in respect to these matters during that time.

The Company provided Andersen with a copy of this report prior to filing it with the SEC. The Company requested that Andersen furnish the Company with a letter to the SEC stating whether Andersen agrees with the above statements. A copy of that letter dated January 18, 2001 is filed as Exhibit 16 to this Form 8-K.



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



ITEM 7. Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT  PAGE
NO.      NO.        DESCRIPTION
-------  ----       -----------

16       4          Letter from Andersen  Andersen & Strong,  L.C. dated January
                    18, 2001, relating to the termination of its services as the Registrant's independent auditor.



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Wichita Development Corporation


Signature                                       Date
---------                                       ----


By: /s/  Ruairidh Campbell                      January 18, 2001
   --------------------------------
Name: Ruairidh Campbell
Title:   Vice President

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